Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[Closed End Artwork]

CLOSED-END

Semiannual Report
2002

DELAWARE INVESTMENTS
Dividend and Income Fund, Inc.


[Graphic Omitted] POWERED BY RESEARCH.(SM)

Table
   of Contents

Letter to Shareholders                                            1

Portfolio Management Review                                       3

Performance Summary                                               5

Financial Statements:

  Statement of Net Assets                                         6

  Statement of Operations                                        11

  Statements of Changes
     in Net Assets                                               12

  Statement of Cash Flows                                        13

  Financial Highlights                                           14

  Notes to Financial Statements                                  15

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Your Fund's Investment Strategies
   A Tradition of Sound Investing Since 1929

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million (35.06%) of your Fund's total net assets were leveraged as of May 31, 2002. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's Board of Directors approved a share repurchase program in 1994 that authorizes Delaware Investments Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange. During the six-month period ended May 31, 2002, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

Letter                       Delaware Investments Dividend and Income Fund, Inc.
   to Shareholders           June 11, 2002

Recap of Events
During the six months ended May 31, 2002, the economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

In the first quarter of 2002, the U.S. economy grew by an annualized rate of +6.1% as measured by the gross domestic product (GDP). However, unemployment rates continued to rise, peaking at a 71/2 year high of 6% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts (11 reductions to the fed funds rate throughout 2001) are beginning to take effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Delaware Investments Dividend and Income Fund, Inc. returned +10.49% (at net asset value with distributions reinvested) for the six-month period ended May 31, 2002. The Fund strongly outperformed the -5.67% decline by the S&P 500 Index during the period. It also outperformed the +2.01% gain of its peer group, the Lipper Closed-End Income and Preferred Stock Funds Average.

Market Outlook
We continue to expect market volatility, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Investors will need compelling reasons to begin buying and holding stocks again, which may happen naturally once corporations begin reporting profit growth amidst the economic recovery.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates, and high levels of productivity will lead to improved profitability in the coming months. Due to the modest expected rate of economic recovery, we do not expect to see any fed funds rate increases for at least several months.

Total Return

                                                                                        Premium(+)/
At Net Asset Value                                                                      Discount (-)
For the period ended May 31, 2002                                       Six Months     As of 5/31/02
Delaware Investments Dividend and Income Fund, Inc.                       +10.49%         +14.61%
Lipper Closed-End Income and Preferred Stock Funds Average (11 funds)      +2.01%
Standard & Poor's 500 Index                                                -5.67%
Merrill Lynch High-Yield Bond Index                                        +2.29%

--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at market price and at net asset value can be found on page 5. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. All indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Overall, we see plenty of investment opportunities beginning to unfold. We expect that long-term investors will continue to benefit from the broad diversification and conservative, income-oriented investment style that Delaware Investments Dividend and Income Fund, Inc. offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
---------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
---------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                    Delaware Investments Dividend and Income Fund, Inc.
   Management Review         June 11, 2002


Fund Managers
Peter C. Andersen
Senior Portfolio Manager
Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
Equities
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
Equities
Delaware Management Company

The Fund's Results
In late 2001, investors grappled with economic recession, continued market volatility, and fallout from the events of September 11. By March 2002, signs of economic strengthening began to emerge, aided in part by low interest rates and strong consumer spending.

While an economic recovery is under way, the rebound appears more subdued than normal. Meanwhile, legal and accounting issues surrounding several high profile U.S. corporations shook investor confidence in recent months. Despite these challenges, Delaware Investments Dividend and Income Fund, Inc. posted a +10.49% return (at net asset value with distributions reinvested) for the six months ended May 31, 2002. The Fund enjoyed double-digit percentage point gains during a six-month span in which the S&P 500 Index was down -5.67%. Positive performance can be attributed to strong stock picks and overweight positions versus the S&P 500 Index in several key sectors, including basic industries, real estate investment trusts (REITs), and banks. Positive performance among high-yield bonds, in which your Fund also invests, also contributed to our strong relative performance.

Portfolio Highlights
Delaware Investments Dividend and Income Fund, Inc. is focused on four core areas--large-cap value stocks, REITs, high-yield fixed-income investments, and convertible bonds. Appealing features of this Fund are its broad diversification and the opportunities it provides for high current income. As of May 31, 2002, the Fund's portfolio had been expanded to include 237 different securities, an increase over recent periods. We believe that diversification generally helped the Fund during this volatile period.

The Fund was more heavily weighted than the S&P 500 Index in stocks in basic industries, including chemicals, metals, and paper during the six months ended May 31, 2002. These are sectors that traditionally benefit from economic recovery. Though the anticipated rebound of cyclical stocks didn't meet our expectations in the period, the stocks that we held did perform relatively well. Paper and forest products leader Weyerhaeuser generated attractive returns following completion of its acquisition of Willamette Industries. Within Weyerhaeuser's core business, price increases have begun to surface due to a disciplined capacity shutdown.

Railway freight line Norfolk Southern was another cyclical stock that delivered solid returns for the Fund, as the company benefited from higher oil prices and improving economic fundamentals. When we felt the stock had likely reached a fair valuation, we locked in gains by selling our Norfolk Southern holdings.

REITs were the portfolio's best performers. As an asset class, REITs offer steady, reliable income, making them a natural investment in a fund looking to deliver consistent cash flow to shareholders. Our holdings in hotel REITs, in particular, benefited from a resurgence in business travel following the negative impact of corporate cost cutting measures and terrorism in 2001. We believe that heightened demand and limited supply will provide a favorable environment going forward. Starwood Hotels & Resorts--a global hotel chain catering to business and vacation travelers -- was one of the Fund's leading performers in the period before we sold our position to lock in price gains made by the security.

During the semiannual period, we began increasing our positions in consumer growth areas, specifically large pharmaceutical companies. While certain pharmaceutical holdings of the Fund detracted from performance, namely Bristol-Myers Squibb, Abbott Laboratories, and Schering-Plough, we believe this sector offers long-term value. A number of issues have negatively impacted drug companies recently, including patent expirations, a decline in new product rollouts, and competition from generic drugs amid demand for lower healthcare costs. Despite these issues, we will continue to capitalize on select opportunities within this sector which we feel offer compelling valuations and strong balance sheets. Over the long term, we expect these firms to benefit from the demographic trend of aging baby boomers, as well as future advances in genetic engineering.

Low interest rates and the subsequent boom in mortgage refinancing helped to fuel strong returns from our holdings in the banking sector. The Fund held a market overweight position here, focusing on firms with attractive valuations and solid growth prospects. Our position in Sovereign Bancorp -- a core convertible bond holding--delivered positive performance. Because of our significant exposure to REITs and their high correlation with finance related companies, we reduced our position in banking, finance, and insurance in an effort to maintain broad portfolio diversification.

Our holdings in the capital goods sectors of the economy -- which included Caterpillar, 3M, Emerson Electric, and Deere & Company (better known as John Deere) -- also generated strong returns. We believe that a recently approved farm bill enabling farmers to increase equipment spending is likely to benefit companies such as John Deere.

Outlook
Given the lack of investor confidence and our expectations for sluggish growth, we will continue to employ a cautious approach going forward. Delaware Investments Dividend and Income Fund, Inc. utilizes a bottom-up stock selection strategy, emphasizing undervalued companies with strong balance sheets. Delaware's extensive research capabilities are critical in helping us uncover attractive opportunities across market sectors, while achieving broad portfolio diversification. We remain confident that our approach will continue to reward shareholders with competitive returns and a high level of current income in the months ahead.

Delaware Investments
   Dividend and Income Fund, Inc.

Fund Basics

As of May 31, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$156.86 million
--------------------------------------------------------------------------------
Number of Holdings:
237
--------------------------------------------------------------------------------
Fund Start Date:
March 26, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder and portfolio manager of both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.
--------------------------------------------------------------------------------
NYSE Symbol:
DDF

Fund Performance

Average Annual Total Returns
Through May 31, 2002                          Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
At Market Price                                +10.17%      +7.86%      +13.96%
At Net Asset Value                              +9.33%      +5.91%       +7.20%
--------------------------------------------------------------------------------
Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Market Price vs. Net Asset Value
May 31, 2001 to May 31, 2002

                  Delaware                 Delaware
                 Investments              Investments
                 Dividend and             Dividend and
               Income Fund, Inc.          Income Fund,
               -- Market Price            Inc. -- NAV
               ----------------           ------------
May '01            $13.65                    $12.66
Jun '01            $13.95                    $12.36
Jul '01            $14.13                    $12.43
Aug '01            $14.45                    $12.32
Sept '01           $11.90                    $11.06
Oct '01            $12.70                    $11.00
Nov '01            $13.85                    $11.63
Dec '01            $13.62                    $11.86
Jan '02            $13.52                    $11.83
Feb '02            $13.50                    $11.90
Mar '02            $14.08                    $12.32
Apr '02            $14.26                    $12.14
May '02            $13.96                    $12.18

Past performance is not a guarantee of future results.

Statement                   Delaware Investments Dividend and Income Fund, Inc.
   of Net Assets            May 31, 2002 (Unaudited)

                                                        Number of     Market
                                                          Shares       Value
                                                        ----------  -----------
Common Stock - 80.37%
Automobiles & Automotive Parts - 3.28%
  Ford Motor                                              151,082   $ 2,666,597
  General Motors                                           39,900     2,479,785
                                                                    -----------
                                                                      5,146,382
                                                                    -----------
Banking, Finance & Insurance - 9.05%
  Bank of America                                          43,000     3,259,830
  Gladstone Capital                                       147,100     2,736,060
  J.P. Morgan Chase                                       101,200     3,638,140
  Mellon Financial                                         33,000     1,224,300
  Wells Fargo                                              41,900     2,195,560
  XL Capital Limited Class A                               13,000     1,150,760
                                                                    -----------
                                                                     14,204,650
                                                                    -----------
Cable, Media & Publishing - 1.02%
  Gannett                                                  21,100     1,599,380
                                                                    -----------
                                                                      1,599,380
                                                                    -----------
Chemicals - 4.09%
  Air Products & Chemicals                                 61,300     3,074,195
  Dow Chemical                                            100,000     3,334,000
                                                                    -----------
                                                                      6,408,195
                                                                    -----------
Computers & Technology - 1.56%
  International Business Machines                          10,000       804,500
  Pitney Bowes                                             40,000     1,638,000
                                                                    -----------
                                                                      2,442,500
                                                                    -----------
Consumer Products - 4.49%
  3M                                                       12,000     1,505,160
  Kimberly-Clark                                           39,000     2,531,880
  Procter & Gamble                                         33,600     3,008,880
                                                                    -----------
                                                                      7,045,920
                                                                    -----------
Electronics & Electrical Equipment - 0.92%
  Emerson Electric                                         25,000     1,446,250
                                                                    -----------
                                                                      1,446,250
                                                                    -----------
Energy - 5.74%
  Baker Hughes                                             27,000       989,550
  ChevronTexaco                                            28,000     2,443,000
  Conoco Class B                                           50,000     1,344,000
  Exxon Mobil                                              40,000     1,597,200
  Kerr-McGee                                               45,300     2,631,477
                                                                    -----------
                                                                      9,005,227
                                                                    -----------
Food, Beverage & Tobacco - 5.54%
  Anheuser-Busch                                           55,700     2,874,677
  Heinz (H.J.)                                             62,100     2,523,123
  Kraft Foods Class A                                      33,650     1,447,287
  PepsiCo                                                  35,500     1,845,290
                                                                    -----------
                                                                      8,690,377
                                                                    -----------
Healthcare & Pharmaceuticals - 6.66%
  Abbott Laboratories                                      35,000     1,662,500
  Biomet                                                   62,100     1,753,083
  Bristol-Myers Squibb                                    144,100     4,484,392
  Merck & Company                                          30,800     1,758,680
  Schering-Plough                                          29,700       785,565
                                                                    -----------
                                                                     10,444,220
                                                                    -----------

                                                        Number of     Market
                                                          Shares       Value
                                                        ----------  -----------
Common Stock (continued)
Industrial Machinery - 2.78%
  Caterpillar                                              32,000   $ 1,672,640
  Deere & Company                                          57,000     2,679,000
                                                                    -----------
                                                                      4,351,640
                                                                    -----------
Paper & Forest Products - 1.93%
  International Paper                                      40,000     1,724,000
  Weyerhaeuser                                             20,000     1,310,000
                                                                    -----------
                                                                      3,034,000
                                                                    -----------
Real Estate - 22.59%
  AMB Property                                             65,600     1,912,240
  Apartment Investment & Management                        43,300     2,016,914
  AvalonBay Communities                                    26,500     1,255,040
  Camden Property Trust                                    54,900     2,108,160
  Capital Automotive                                       55,400     1,326,830
  Chateau Communities                                      71,530     2,156,630
  Duke Realty                                              87,000     2,354,220
  Equity Office Properties Trust                           63,600     1,916,904
  FBR Asset Investment                                     34,300     1,171,345
  General Growth Properties                                 1,700        82,671
 *Host Marriott                                           136,500     1,567,020
  Liberty Property Trust                                   62,470     2,155,215
  Macerich                                                 41,000     1,170,550
  Meristar Hospitality                                     56,000       896,000
  Pan Pacific Retail Properties                            61,400     1,945,152
  Prentiss Properties Trust                                76,272     2,444,518
  ProLogis Trust                                            1,000        23,950
  Ramco-Gershenson Properties                              72,100     1,416,765
  Reckson Associates Realty                                70,000     1,760,500
  Reckson Associates Realty Class B                        21,520       568,989
  Simon Property Group                                     92,500     3,151,474
  SL Green Realty                                          18,500       662,300
  Sun Communities                                          33,400     1,372,072
                                                                    -----------
                                                                     35,435,459
                                                                    -----------
Retail - 1.77%
  Sears Roebuck & Company                                  47,100     2,781,255
                                                                    -----------
                                                                      2,781,255
                                                                    -----------
Telecommunications - 2.14%
  BellSouth                                                60,000     1,996,800
  Verizon Communications                                   31,720     1,363,960
                                                                    -----------
                                                                      3,360,760
                                                                    -----------
Textiles, Apparel & Furniture - 1.44%
  Newell Rubbermaid                                        66,100     2,257,315
                                                                    -----------
                                                                      2,257,315
                                                                    -----------
Transportation & Shipping - 1.41%
  Union Pacific                                            36,000     2,204,640
                                                                    -----------
                                                                      2,204,640
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
   of Net Assets (continued)

                                                        Number of     Market
                                                          Shares       Value
                                                        ----------  -----------
Common Stock (continued)
Utilities - 3.96%
  Dominion Resources                                       25,000   $ 1,619,500
  FPL Group                                                38,000     2,393,620
  Scottish Power ADR                                       22,040       501,630
  TXU                                                      33,000     1,693,890
                                                                    -----------
                                                                      6,208,640
                                                                    -----------
Total Common Stock (cost $115,928,093)                              126,066,810
                                                                    -----------
Convertible Preferred Stock - 9.98%
Aerospace & Defense - 0.87%
  Northrop Grumman 7.25%                                   10,500     1,364,790
                                                                    -----------
                                                                      1,364,790
                                                                    -----------
Banking, Finance & Insurance - 5.01%
  Equity Securities Trust I 6.50%                          28,500       639,540
  National Australia Bank Units 7.875%                     40,000     1,444,000
  Newell Financial Trust I 5.25%                           52,600     2,367,000
  Sovereign Capital Trust II 7.50%                         27,000     2,293,650
  Travelers Property Casualty 4.50%                        46,000     1,124,700
                                                                    -----------
                                                                      7,868,890
                                                                    -----------
Paper & Forest Products - 0.83%
  Georgia-Pacific PEPS Units 7.50%                         45,000     1,296,000
                                                                    -----------
                                                                      1,296,000
                                                                    -----------
Real Estate - 2.27%
  Crescent Real Estate 6.75%                               62,600     1,252,000
  General Growth Properties 7.25%                          75,100     2,309,325
                                                                    -----------
                                                                      3,561,325
                                                                    -----------
Transportation - 0.23%
  Union Pacific Capital Trust 6.25%                         7,000       355,250
                                                                    -----------
                                                                        355,250
                                                                    -----------
Transportation & Shipping - 0.77%
  Union Pacific Capital Trust TIDES
  144A 6.25%                                               23,900     1,212,925
                                                                    -----------
                                                                      1,212,925
                                                                    -----------
Total Convertible Preferred Stock
  (cost $15,674,375)                                                 15,659,180
                                                                    -----------
Preferred Stock - 3.58%
  Banking, Finance & Insurance - 1.64%
  Credit Lyon Capital SCA 9.50%                           100,000     2,575,000
                                                                    -----------
                                                                      2,575,000
                                                                    -----------
Real Estate - 1.94%
  LaSalle Hotel Properties 10.25%                         113,200     3,033,760
                                                                    -----------
                                                                      3,033,760
                                                                    -----------
Telecommunications - 0.00%
  Intermedia Communications PIK 13.50%                          1           118
                                                                    -----------
                                                                            118
                                                                    -----------
Total Preferred Stock (cost $5,330,241)                               5,608,878
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
                                                        ---------   -----------
Collateralized Mortgage Obligation - 0.15%
  Prudential Securities Secured Financing
    1998-C1 J 7.337% 5/15/13                             $325,000      $229,988
                                                                    -----------
Total Collateralized Mortgage Obligation
  (cost $234,762)                                                       229,988
                                                                    -----------
Convertible Bonds - 8.17%
Automobiles & Automotive Parts - 1.34%
  MascoTech 4.50% 12/15/03                              1,800,000     1,737,000
  Tower Automotive 5.00% 8/1/04                           400,000       372,500
                                                                    -----------
                                                                      2,109,500
                                                                    -----------
Banking, Finance & Insurance - 0.26%
  Verizon Global Funding 144A
    5.75% 4/1/03                                          400,000       406,000
                                                                    -----------
                                                                        406,000
                                                                    -----------
Computers & Technology - 0.30%
  Mercury Interactive 144A
    4.75% 7/1/07                                          550,000       469,563
                                                                    -----------
                                                                        469,563
                                                                    -----------
Industrial Machinery - 0.95%
  Kadant 4.50% 7/15/04                                  1,530,000     1,486,013
                                                                    -----------
                                                                      1,486,013
                                                                    -----------
Real Estate - 2.77%
  Malan Realty Investors 9.50% 7/15/04                  2,300,000     2,104,500
  MidAtlantic Realty Trust
    7.625% 9/15/03                                      1,500,000     2,240,624
                                                                    -----------
                                                                      4,345,124
                                                                    -----------
Retail - 1.34%
  Gap 144A 5.75% 3/15/09                                1,825,000     2,105,594
                                                                    -----------
                                                                      2,105,594
                                                                    -----------
Transportation & Shipping - 1.21%
  Continental Airlines 4.50% 2/1/07                     2,125,000     1,901,875
                                                                    -----------
                                                                      1,901,875
                                                                    -----------
Total Convertible Bonds (cost $11,881,250)                           12,823,669
                                                                    -----------
Non-Convertible Bonds - 29.43%
  Aerospace & Defense - 0.24%
  BE Aerospace 9.50% 11/1/08                              225,000       218,250
  Sequa 9.00% 8/1/09                                      150,000       152,250
                                                                    -----------
                                                                        370,500
                                                                    -----------
Automobiles & Automotive Parts - 0.85%
  Advance Stores 10.25% 4/15/08                           165,000       176,138
  Asbury Auto Group 144A 9.00% 6/15/12                    475,000       474,999
  Collins & Aikman Products 144A
    10.75% 12/31/11                                       250,000       262,813
  Neff 10.25% 6/1/08                                      205,000       129,150
  Venture Holdings Trust 12.00% 6/1/09                    425,000       291,125
                                                                    -----------
                                                                      1,334,225
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
of Net Assets (continued)


                                                        Principal     Market
                                                          Amount       Value
                                                        ---------   -----------
Non-Convertible Bonds (continued)
Banking, Finance & Insurance - 1.88%
  Asat Finance 12.50% 11/1/06                          $  406,250    $  343,281
  Fairfax Financial Holdings
    7.75% 12/15/03                                        500,000       480,603
  Finova Group 7.50% 11/15/09                           1,120,000       403,200
  Midland Funding II Series A
    11.75% 7/23/05                                        650,000       688,012
  Orion Power Holdings 12.00% 5/1/10                      375,000       346,875
  Sovereign Bancorp 10.50% 11/15/06                       300,000       334,500
  Von Hoffman Press 144A 10.25% 3/15/09                   145,000       151,344
  Western Financial Bank 9.625% 5/15/12                   200,000       203,000
                                                                    -----------
                                                                      2,950,815
                                                                    -----------
Building & Materials - 0.85%
  Ainsworth Lumber 13.875% 7/15/07                         90,000       101,475
  Albecca 10.75% 8/15/08                                  200,000       223,250
  Beazer Homes USA 8.625% 5/15/11                         285,000       297,113
  DR Horton
    9.75% 9/15/10                                         225,000       240,750
    10.00% 4/15/06                                        150,000       154,875
  Encompass Services 10.50% 5/1/09                        540,000       321,300
                                                                    -----------
                                                                      1,338,763
                                                                    -----------
Cable, Media & Publishing - 2.59%
  Charter Communications Holdings
    10.00% 4/1/09                                       1,550,000     1,402,749
   +144A 12.99% 1/15/12                                   780,000       391,950
  Coaxial Communications of
  Central Ohio 10.00% 8/15/06                             525,000       527,625
  CSC Holdings
    9.875% 2/15/13                                        215,000       214,463
    10.50% 5/15/16                                        250,000       255,000
  Lodgenet Entertainment
    10.25% 12/15/06                                       600,000       608,999
  Mediacom Broadband 11.00% 7/15/13                       250,000       255,625
  Paxson Communications
    10.75% 7/15/08                                        215,000       233,813
  WRC Media 12.75% 11/15/09                               170,000       178,075
                                                                    -----------
                                                                      4,068,299
                                                                    -----------
Chemicals - 1.65%
  Avecia Group 11.00% 7/1/09                              260,000       263,250
  Huntsman International
    10.125% 7/1/09                                        345,000       323,006
    144A 9.875% 3/1/09                                    150,000       154,500
  IMC Global 6.55% 1/15/05                                300,000       289,862
  Lyondell Chemical Series B
    9.875% 5/1/07                                         305,000       299,663
  MacDermid 9.125% 7/15/11                                350,000       374,500
  Solutia
    6.50% 10/15/02                                        560,000       530,768
    6.72% 10/15/37                                        400,000       347,370
                                                                    -----------
                                                                      2,582,919
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
                                                        ---------   -----------

Non-Convertible Bonds (continued)
Computers & Technology - 0.53%
  Chippac International 12.75% 8/1/09                     $ 500,000  $  547,500
  Seagate Technology 144A 8.00% 5/15/09                     275,000     278,438
                                                                    -----------
                                                                        825,938
                                                                    -----------
Consumer Products - 1.29%
  American Greetings 11.75% 7/15/08                         345,000     376,050
  Fedders North America 9.375% 8/15/07                    1,000,000     703,750
  Salton 12.25% 4/15/08                                     275,000     292,875
  Service International 6.30% 3/15/03                       375,000     371,250
  Stewart Enterprises 10.75% 7/1/08                         250,000     278,750
                                                                    -----------
                                                                      2,022,675
                                                                    -----------
Energy - 1.26%
  Compton Petroleum 144A 9.90% 5/15/09                      310,000     316,200
  Denbury Management 9.00% 3/1/08                           125,000     125,625
  El Paso Energy Partners 8.50% 6/1/11                      375,000     382,500
  Grant Prideco 9.625% 12/1/07                              200,000     211,500
  Swift Energy 9.375% 5/1/12                                180,000     179,550
  Vintage Petroleum
    7.875% 5/15/11                                          250,000     231,250
    9.00% 12/15/05                                          220,000     223,300
    144A 8.25% 5/1/12                                       310,000     306,900
                                                                    -----------
                                                                      1,976,825
                                                                    -----------
Environmental Services - 0.52%
  Allied Waste North America
    8.875% 4/1/08                                           650,000     667,875
  Synagro Technologies 144A
    9.50% 4/1/09                                            135,000     139,725
                                                                    -----------
                                                                        807,600
                                                                    -----------
Food, Beverage & Tobacco - 2.30%
  Advantica Restaurant Group
    11.25% 1/15/08                                          850,000     667,249
  B&G Foods 144A 9.625% 8/1/07                              285,000     295,331
**Big V Supermarkets 11.00% 2/15/04                         450,000      20,813
  CKE Restaurants 9.125% 5/1/09                             850,000     832,999
  Constellation Brands 8.125% 1/15/12                       275,000     282,906
  Di Giorgio Series B 10.00% 6/15/07                        555,000     569,569
  Fleming 144A 9.875% 5/1/12                                285,000     290,700
  Ingles Markets 8.875% 12/1/11                             235,000     240,875
  Marsh Supermarkets 8.875% 8/1/07                          400,000     403,000
  Perkins Family Restaurants
    10.125% 12/15/07                                         10,000      10,063
                                                                    -----------
                                                                      3,613,505
                                                                    -----------
Healthcare & Pharmaceuticals - 2.00%
  Concentra Operating 13.00% 8/15/09                        300,000     340,500
  Extendicare Health Services
    9.35% 12/15/07                                          465,000     448,725
  Hanger Orthopedic Group 144A
    10.375% 2/15/09                                         285,000     303,881
  Healthsouth 10.75% 10/1/08                                450,000     501,188
  Kinetic Concepts Series B
    9.625% 11/1/07                                          600,000     615,750
  Radiologix 10.50% 12/15/08                                350,000     367,500

Statement                    Delaware Investments Dividend and Income Fund, Inc.
   of Net Assets (continued)


                                                        Principal     Market
                                                          Amount       Value
                                                        ---------   -----------

Non-Convertible Bonds (continued)
Healthcare & Pharmaceuticals (continued)
  Rotech Healthcare 9.50% 4/1/12                         $150,000    $  156,750
  Triad Hospitals 8.75% 5/1/09                            375,000       399,844
                                                                    -----------
                                                                      3,134,138
                                                                    -----------
Industrial Machinery - 0.13%
  Building Materials 7.75% 7/15/05                        235,000       207,681
                                                                    -----------
                                                                        207,681
                                                                    -----------
Leisure, Lodging & Entertainment - 2.14%
  Alliance Gaming Series B 10.00% 8/1/07                  450,000       474,750
  Bally Total Fitness Holdings Series D
    9.875% 10/15/07                                       100,000       102,250
  Circus & Eldorado Joint Venture 144A
    10.125% 3/1/12                                        380,000       397,100
  Extended Stay America 9.875% 6/15/11                    500,000       526,250
  John Q Hammons Hotels 144A
    8.875% 5/15/12                                        335,000       341,700
  Mohegan Tribal Gaming Authority 144A
    8.375% 7/1/11                                         300,000       309,000
  Penn National Gaming 11.125% 3/1/08                     200,000       217,000
  Regal Cinemas 144A 9.375% 2/1/12                        290,000       305,225
  Six Flags 9.50% 2/1/09                                  400,000       416,000
  Wheeling Island Gaming 144A
    10.125% 12/15/09                                      250,000       263,125
                                                                    -----------
                                                                      3,352,400
                                                                    -----------
Metals & Mining - 0.29%
  Earle M Jorgensen 144A 9.75% 6/1/12                     445,000       450,563
                                                                    -----------
                                                                        450,563
                                                                    -----------
Miscellaneous - 0.15%
  aaiPharma 144A 11.00% 4/1/10                            250,000       241,563
                                                                    -----------
                                                                        241,563
                                                                    -----------
Packaging & Containers - 1.10%
  AEP Industries 9.875% 11/15/07                          350,000       349,999
  BPC Holding 12.50% 6/15/06                              220,000       233,200
  Graphic Packaging 8.625% 2/15/12                        250,000       262,500
  Plastipak Holdings 10.75% 9/1/11                        250,000       275,000
  Portola Packaging 10.75% 10/1/05                        150,000       150,375
  Silgan 9.00% 6/1/09 to 6/1/09                           440,000       460,901
                                                                    -----------
                                                                      1,731,975
                                                                    -----------
Paper & Forest Products - 0.56%
  Georgia Pacific 9.50% 12/1/11                           385,000       400,278
  Tembec Industries 8.50% 2/1/11                          475,000       485,688
                                                                    -----------
                                                                        885,966
                                                                    -----------
Real Estate - 1.08%
  HMH Properties Series B 7.875% 8/1/08                   175,000       170,625
  MeriStar Hospitality Operating
  Partnership 144A 10.50% 6/15/09                         225,000       239,063
  Nationwide Health Properties
    7.06% 12/5/06                                         500,000       491,129
  RFS Partnership 144A 9.75% 3/1/12                       225,000       236,250

                                                        Principal     Market
                                                          Amount       Value
                                                        ---------   -----------

Non-Convertible Bonds (continued)
Real Estate (continued)
  Senior Housing Properties Trust
    8.625% 1/15/12                                       $235,000     $ 245,575
  Tanger Properties L.P. 9.125% 2/15/08                   150,000       153,664
  Ventas Realty 144A 9.00% 5/1/12                         150,000       157,125
                                                                    -----------
                                                                      1,693,431
                                                                    -----------
Retail - 1.86%
  Avado Brands
    9.75% 6/1/06                                          330,000       173,250
    11.75% 6/15/09                                        500,000        70,000
  Cole National Group 144A
    8.875% 5/15/12                                         60,000        61,350
  Gap 8.80% 12/15/08                                      310,000       314,773
  J Crew Operating 10.375% 10/15/07                       600,000       525,750
  Levi Strauss & Company
    11.625% 1/15/08                                       385,000       402,325
  Office Depot 10.00% 7/15/08                             585,000       646,425
  Petco Animal Supplies 144A
   10.75% 11/1/11                                         435,000       478,500
  Remington Arms 9.50% 12/1/03                            250,000       245,625
                                                                    -----------
                                                                      2,917,998
                                                                    -----------
Telecommunications - 3.47%
  American Tower 9.375% 2/1/09                            250,000       173,750
  Avaya 11.125% 4/1/09                                    325,000       323,375
  Crown Castle International
    10.75% 8/1/11                                         300,000       259,500
  Dobson Communications
    10.875% 7/1/10                                        180,000       160,200
  EchoStar Broadband
    10.375% 10/1/07                                       710,000       747,274
**Global Crossing
    8.70% 8/1/07                                        2,000,000        40,000
    9.125% 11/15/06                                       200,000         4,000
  Horizon PCS 144A 13.75% 6/15/11                         210,000       124,950
  Insight Midwest
    9.75% 10/1/09                                         205,000       205,000
    10.50% 11/1/10                                        375,000       383,438
  Level 3 Communications
    11.00% 3/15/08                                        500,000       245,000
  Metromedia Fiber Network
    10.00% 12/15/09                                       500,000        13,750
  Nextel Communications
    9.375% 11/15/09                                     1,440,000       939,599
  PanAmSat 144A 8.50% 2/1/12                              275,000       277,063
  Qwest 144A 8.875% 3/15/12                               250,000       249,231
  Qwest Capital Funding 7.25% 2/15/11                     300,000       229,144
  Rural Cellular 9.625% 5/15/08                           700,000       467,250
 +SBA Communications 18.44% 3/1/08                        400,000       258,000
  Time Warner Telecommunications
    9.75% 7/15/08                                         150,000        80,250
  WorldCom
    7.50% 5/15/11                                         300,000       148,500
    8.25% 5/15/31                                         250,000       108,750
                                                                    -----------
                                                                      5,438,024
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
of Net Assets (continued)
                                                        Principal     Market
                                                          Amount       Value
                                                        ---------   -----------

Non-Convertible Bonds (continued)
Textiles, Apparel & Furniture - 0.14%
  Collins & Aikman Floor Cover
    9.75% 2/15/10                                        $215,000    $  226,019
                                                                    -----------
                                                                        226,019
                                                                    -----------
Transportation & Shipping - 0.61%
  Atlas Air 10.75% 8/1/05                                 150,000       101,250
  Hornbeck-Leevac Marine Services
    10.625% 8/1/08                                        400,000       421,500
  Petroleum Helicopters 9.375% 5/1/09                     165,000       172,425
  Teekay Shipping 8.875% 7/15/11                          250,000       262,500
                                                                    -----------
                                                                        957,675
                                                                    -----------
Utilities - 1.94%
  Avista 9.75% 6/1/08                                     125,000       136,193
  Calpine 10.50% 5/15/06                                  425,000       382,854
  Calpine Canada Energy Finance
    8.50% 5/1/08                                          660,000       541,906
  CMS Energy 8.90% 7/15/08                                500,000       485,671
  Mission Energy 13.50% 7/15/08                           300,000       313,500
  Ocean Rig Norway 10.25% 6/1/08                          225,000       203,625
  PG&E National Energy Group
    10.375% 5/16/11                                       375,000       386,923
  Western Resources 144A
    7.875% 5/1/07                                         125,000       126,878
    9.75% 5/1/07                                          470,000       462,894
                                                                    -----------
                                                                     3,040,444
                                                                    -----------
Total Non-Convertible Bonds
  (cost $49,431,897)                                                 46,169,941
                                                                    -----------
Short-Term Securities - 3.64%
++U.S. Treasury Bill 1.647% 6/6/02                      5,715,000     5,713,669
                                                                    -----------
Total Short-Term Securities
  (cost $5,713,669)                                                   5,713,669
                                                                    -----------

Total Market Value of Securities - 135.32%
  (cost $204,194,287)                                               212,272,135
+++Liabilities Net of Receivables and
  Other Assets - (35.32%)                                           (55,410,739)
                                                                    -----------
Net Assets Applicable to 12,876,300
Shares ($0.01 par value) Outstanding;
Equivalent to $12.18 per Share - 100.00%                           $156,861,396
                                                                   ------------

Components of Net Assets at March 31, 2002:

Common stock, $0.01 par value, 500,000,000
  shares authorized to the Fund                                    $188,848,142
Treasury stock, 1,430,700 shares, at cost                           (17,411,619)
Distributions in excess of net investment income                     (4,382,628)
Accumulated net realized loss on investments                        (18,270,347)
Net unrealized appreciation of investments                            8,077,848
                                                                   ------------
Total net assets                                                   $156,861,396
                                                                   ============

 *Non-income producing security for the period ended May 31, 2002.

**Non-income producing security. Security is currently in default.

+Zero coupon bond. The interest rate shown is the step-up rate.

++U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

+++Of this amount, $54,902,170 represents commercial paper payable at May 31, 2002. See Note 6 in "Notes to Financial Statements".

Summary of Abbreviations

ADR -- American Depositary Receipts
PEPS -- Partial Equity Linked Securities
PIK-- Pay-in-kind
TIDES -- Term Income Deferred Equity Securities

See accompanying notes

Statement                    Delaware Investments Dividend and Income Fund, Inc.
   of Operations             Period Ended May 31, 2002 (Unaudited)


Investment Income:
  Interest                                             $3,135,224
  Dividends                                             2,937,719   $ 6,072,943
                                                       ----------   -----------

Expenses:
  Management fees                                         575,582
  Commercial paper fees                                    96,045
  Accounting and administration expenses                   52,326
  Professional fees                                        52,000
  NYSE fees                                                17,520
  Transfer agent fees                                      17,000
  Custodian fees                                           14,446
  Reports and statements to shareholders                    8,750
  Taxes (other than taxes on income)                        5,635
  Directors' fees                                           5,400
  Other                                                     8,592
                                                       ----------
  Total operating expenses (before interest expense)                    853,296
  Interest expense                                                      561,805
                                                                    -----------
  Total operating expenses (after interest expense)                   1,415,101
  Less: expenses paid indirectly                                         (1,848)
                                                                    -----------
  Total expenses                                                      1,413,253
                                                                     ----------
Net Investment Income                                                 4,659,690
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                  (11,713,066)
  Net change in unrealized appreciation/depreciation of investments  23,854,885
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      12,141,819
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $16,801,509
                                                                    ===========
See accompanying notes

Statements                   Delaware Investments Dividend and Income Fund, Inc.
   of Changes in Net Assets

                                                                      Period             Year
                                                                       Ended             Ended
                                                                      5/31/02           11/30/01
                                                                    (Unaudited)

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                             $  4,659,690       $7,925,315
  Net realized loss on investments                                   (11,713,066)      (6,557,281)
  Net change in unrealized appreciation/depreciation of investments   23,854,885       18,372,088
                                                                    ------------     ------------
  Net increase in net assets resulting from operations                16,801,509       19,740,122
                                                                    ------------     ------------

Dividends and Distributions to Shareholders From:
  Net investment income                                               (9,657,665)      (7,925,315)
  Net realized gain on investments                                            --       (1,051,565)
  Return of capital                                                           --      (10,338,170)
                                                                      (9,657,665)     (19,315,050)
                                                                    ------------     ------------
Net Increase in Net Assets                                             7,143,844          425,072

Net Assets:
  Beginning of period                                                149,717,552      149,292,480
                                                                    ------------     ------------
  End of period                                                     $156,861,396     $149,717,552
                                                                    ============     ============

See accompanying notes

Statement                   Delaware Investments Dividend and Income Fund, Inc.
   of Cash Flows            Period Ended May 31, 2002 (Unaudited)

Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations                                $ 16,801,509
                                                                                    ------------
 Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities
    Amortization of discount on securities purchased                                    (396,881)
    Net cash used from investment transactions                                        (1,387,208)
    Net realized loss on investments                                                  11,713,066
    Change in unrealized appreciation/depreciation of investments                    (23,854,885)
    Decrease in receivable for investments sold                                        3,200,870
    Decrease in interest and dividends receivable                                        117,096
    Increase in payable for investments purchased                                      2,584,005
    Increase in interest payable                                                          66,615
    Decrease in accrued expenses and other liabilities                                   (69,053)
                                                                                    ------------
 Total adjustments                                                                    (8,026,375)
                                                                                    ------------
Net cash provided by operating activities                                              8,775,134
                                                                                    ------------

Cash Flows Used for Financing Activities:
  Cash provided by issuance of commerical paper                                      109,498,683
  Cash used to liquidate commercial paper                                           (109,504,810)
  Cash dividends and distributions paid                                               (9,657,665)
                                                                                    ------------
Net cash used for financing activities                                                (9,663,792)
                                                                                    ------------
Net decrease in cash                                                                    (888,658)
Cash at beginning of period                                                            1,679,572
                                                                                    ------------
Cash at end of period                                                               $    790,914
                                                                                    ------------

Cash paid for interest                                                              $    488,657
                                                                                    ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Investments Dividend and Income Fund, Inc.
                                                             Period
                                                             Ended                               Year Ended
                                                            5/31/02(3)   11/30/01     11/30/00    11/30/99    11/30/98    11/30/97
                                                            (Unaudited)
Net asset value, beginning of period                          $11.630     $11.590      $13.000     $16.230      $18.010     $15.420

Income (loss) from investment operations:
Net investment income                                           0.362       0.617        0.803       0.939        1.020       1.010
Net realized and unrealized gain (loss) on investments          0.938       0.923       (0.713)     (1.914)      (0.890)      3.080
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                1.300       1.540        0.090      (0.975)       0.130       4.090
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                          (0.750)     (0.617)      (0.803)     (0.939)      (1.020)     (1.010)
Net realized gain on investments                                   --      (0.080)      (0.560)     (1.316)      (0.890)     (0.490)
Return of capital                                                  --      (0.803)      (0.137)         --           --          --
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.750)     (1.500)      (1.500)     (2.255)      (1.910)     (1.500)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $12.180     $11.630      $11.590     $13.000      $16.230     $18.010
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period                                   $13.960     $13.850      $11.875     $11.250      $17.630     $18.060
                                                              =======     =======      =======     =======      =======     =======

Total return based on(1):
Market value                                                    6.34%      30.20%       19.78%     (26.53%)       8.30%      18.34%
Net asset value                                                10.49%      12.02%        1.17%      (7.80%)      (0.12%)     27.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $156,861    $149,718     $149,292    $185,985     $232,269    $257,651
Ratio of total operating expenses to average net assets         1.84%       2.77%        3.02%       2.34%        2.22%       2.32%
Ratio of total operating expenses to adjusted average
  net assets (before interest expense)(2)                       0.82%       0.83%        0.71%       0.77%        0.80%       0.82%
Ratio of interest expense to adjusted average net assets(2)     0.54%       1.22%        1.58%       1.08%        1.02%       1.06%
Ratio of net investment income to average net assets            6.05%       5.07%        6.45%       6.34%        5.91%       6.10%
Ratio of net investment income to adjusted average
   net assets(2)                                                4.46%       3.75%        4.88%       5.03%        4.84%       4.93%
Portfolio turnover                                               116%         61%          47%         55%          46%         74%

Leverage analysis:
Debt outstanding at end of period (000 omitted)               $55,000     $55,000      $55,000     $55,000      $55,000     $55,000
Average daily balance of debt outstanding (000 omitted)       $54,857     $54,724      $54,463     $54,567      $54,555     $54,631
Average daily balance of shares outstanding (000 omitted)      12,876      12,876       13,744      14,307       14,307      14,307
Average debt per share                                         $4.260      $4.250       $3.963      $3.814       $3.813      $3.818

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) Ratios have been annualized and total return has not been annualized. As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended May 31, 2002 was an increase in net investment income per share of $0.007 , a decrease in net realized and unrealized gain (loss) per share of $0.007, an increase in the ratio of net investment income to average net assets of 0.12%, and an increase in the ratio of net investment income to adjusted average net assets of 0.09%. Per share data for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                        Delaware Investments Dividend and Income Fund, Inc.
   to Financial Statements   Six Months Ended May 31, 2002 (Unaudited)


Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and if necessary, a return of capital.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 6).

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are amortized to interest income over the lives of the respective securities.

Change in Accounting Principle - As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $347,319 increase in cost of securities and a corresponding $347,319 reduction in net unrealized appreciation (depreciation), based on securities held by the Fund on December 1, 2001.

The effect of these changes for the period ended May 31, 2002, was an increase in net investment income of $93,606, an increase in net unrealized appreciation (depreciation) of $109,574, and a decrease in net realized gains (losses) of $203,180. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,848 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended May 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates:

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55% which is calculated daily based on the adjusted average weekly net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $85,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At May 31, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                  $97,173
  Accounting, administration and other
    expenses payable to DSC                                  19,118
  Other expenses payable to DMC and affiliates                5,828

Certain officers of DMC and DSC are officers and/or directors the Fund. These officers and directors are paid no compensation by the Fund.

                             Delaware Investments Dividend and Income Fund, Inc.
Notes
   to Financial Statements (continued)

3. Investments
For the period ended May 31, 2002, the Fund made purchases of $120,083,046 and sales of $115,141,423 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2002, the cost of investments was $203,688,514. At May 31, 2002, the net unrealized appreciation was $8,583,621 of which $23,955,503 related to unrealized appreciation of investments and $15,371,882 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 30, 2001 was as follows:

                                           May 31, 2002       November 30, 2001
                                           ------------       -----------------
Ordinary Income                             $9,657,665           $ 7,925,315
Long-term capital gain                              --             1,051,565
Return of capital                                   --            10,338,170
                                            ----------           -----------
Total                                       $9,657,665           $19,315,050
                                            ==========           ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,557,294 in 2009.

5. Capital Stock
The Fund did not repurchase any shares under the Share Repurchase Program during the period ended May 31, 2002.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the period ended May 31, 2002 the Fund did not have any transactions in common shares.

6. Commercial Paper
As of May 31, 2002, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,902,170. The weighted average discount rate of commercial paper outstanding at May 31, 2002, was 1.98%. The average daily balance of commercial paper outstanding during the period ended May 31, 2002, was $54,856,946 at a weighted discount rate of 2.02%. The maximum amount of commercial paper outstanding at any time during the six months was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase Bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the period ended May 31, 2002, there were no borrowings under this arrangement.

7. Credit and Market Risks
The Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly form real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the period ended May 31, 2002. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations.

Delaware Investments
   Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware                                             DDF
Investments(SM)                                      NYSE
--------------------------------------               Listed
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors                         Affiliated Officers                            Contact Information
Charles E. Haldeman, Jr.                   William E. Dodge                               Investment Manager
Chairman                                   Executive Vice President and                   Delaware Management Company
Delaware Investments Family of Funds       Chief Investment Officer, Equity               Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                               International Affiliate
Walter P. Babich                                                                          Delaware International Advisers Ltd.
Board Chairman                             Jude T. Driscoll                               London, England
Citadel Constructors, Inc.                 Executive Vice President and
King of Prussia, PA                        Head of Fixed Income                           Principal Office of the Fund
                                           Delaware Investments Family of Funds           2005 Market Street
David K. Downes                            Philadelphia, PA                               Philadelphia, PA 19103
President and Chief Executive Officer
Delaware Investments Family of Funds       Richard J. Flannery                            Independent Auditors
Philadelphia, PA                           President and Chief Executive Officer          Ernst & Young, LLP
                                           Delaware Distributors, L.P.                    2001 Market Street
John H. Durham                             Philadelphia, PA                               Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                         Joseph H. Hastings                             Registrar and Stock Transfer Agent
                                           Senior Vice President/Corporate Controller     Mellon Investor Services, LLC
John A. Fry                                                                               Overpeck Centre
Executive Vice President                   Michael P. Bishof                              85 Challenger Road
University of Pennsylvania                 Senior Vice President/Treasurer                Ridgefield, NJ 07660
Philadelphia, PA                                                                          800 851-9677
                                           Lisa O. Brinkley
Anthony D. Knerr                           Senior Vice President/Compliance Director      For Securities Dealers and Financial
Consultant                                                                                Institutions Representatives Only
Anthony Knerr & Associates                 Richelle S. Maestro                            800 362-7500
New York, NY                               Senior Vice President/Deputy General
                                           Counsel/Secretary                              Web site
Ann R. Leven+                                                                             www.delawareinvestments.com
Former Treasurer/Chief Fiscal Officer      John J. O'Connor
National Gallery of Art                    Senior Vice President/Assistant Treasurer
Washington, DC

Thomas F. Madison+
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans+
Vice President and Treasurer
3M Corporation
St. Paul, MN


+Audit Committee Member
 (6207)                                                     Printed in the USA
 SA-DDF [5/02] VGR 7/02                                                  J8352